Exhibit 10.56

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 25, 2023, by and among POLISHED.COM INC., a Delaware corporation (the “Company”), APPLIANCES CONNECTION INC., a Delaware corporation (together with the Company, the “Borrowers”), the Guarantors that are identified on the signature pages hereof (the “Guarantors”, together with the Borrowers, the “Loan Parties”), the Lenders under the Credit Agreement referred to below that are identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Loan Parties, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of May 9, 2022 (as amended, amended and restated, supplemented, extended, or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”); capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement; and

WHEREAS, the Loan Parties have requested that, on the Amendment Effective Date (as defined below), the Administrative Agent and the Lenders waive the Events of Default set forth in Annex C attached hereto (collectively, the “Specified Events of Default”), as more fully provided herein; and the Administrative Agent and the Lenders have agreed to waive the Specified Events of Default, subject to the modifications to the Existing Credit Agreement and the other terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Amendment.

(a) The Existing Credit Agreement (excluding any Exhibits or Schedules thereto (other than as expressly set forth in Sections 1(b) through 1(d) below)) is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(b) Exhibit C (Form of Compliance Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex B attached hereto. Exhibit L (Form of Liquidity Certificate) attached hereto in Annex B is hereby attached to the Credit Agreement as Exhibit L thereto. Schedule 5.21(e) (Commercial Tort Claims) to the Existing Credit Agreement is hereby supplemented by adding to such Schedule the matters set forth on Supplement to Schedule 5.21(e) attached hereto as Annex B.

(c) From and after the Amendment Effective Date (i) the Revolving Commitments under the Existing Credit Agreement shall be decreased by an amount equal to $30,000,000, such that the aggregate Revolving Commitments from and after the Amendment Effective Date will be $10,000,000 and (ii) the L/C Commitments under the Existing Credit Agreement shall be decreased by an amount equal to $8,000,000, such that the aggregate L/C Commitments from and after the Amendment Effective Date will be $2,000,000. Schedules 1.01(b) (Initial Commitments and Applicable Percentage) and 2.03 (Letter of Credit Commitments) to the Existing Credit Agreement are hereby deleted in their entirety and replaced with Schedules 1.01(b) (Commitments and Applicable Percentage) and 2.03 (Letter of Credit Commitments) as set forth in Annex B attached hereto reflecting the Revolving Commitments and Letter of Credit Commitments as agreed among the Loan Parties, Administrative Agent, the L/C Issuer and the Lenders.

(d) Exhibit H (Form of Swingline Loan Notice), Exhibit L (Form of Incremental Term Note) and Schedule 2.01 (Swingline Commitment) to the Existing Credit Agreement are hereby deleted in their entirety.

2. Waiver. Subject to the compliance by the Loan Parties with the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders hereby agree to waive the Specified Events of Default. For the avoidance of doubt, (a) the waiver of the Specified Events of Default is a one-time waiver, effective solely for the purposes set forth herein, and shall be limited precisely as written and shall not extend beyond the terms expressly set forth herein, and (b) in no event shall this Amendment be deemed to be a waiver of any other Default or Event of Default now existing or hereafter arising or enforcement of the Administrative Agent’s, the Lenders’ and the other Secured Parties’ rights with respect thereto.

3. Conditions Precedent. This Amendment shall become effective when the following conditions have been satisfied, as determined by the Agent in its sole discretion (the date on which the foregoing occurs, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received complete and correct copies of:

(i) this Amendment, duly executed by the Administrative Agent and each of the Loan Parties and Lenders and the L/C Issuer;

(ii) that certain letter agreement regarding fees, duly executed by the Company and the Administrative Agent (the “Amendment Fee Letter”); and

(iii) a customary perfection certificate signed by a Responsible Officer of the Borrowers.

(b) (i) The Administrative Agent (on behalf of the Lenders) shall have a valid and perfected first priority Lien and security interest in the Collateral (subject to Permitted Liens having priority by operation of law) and (ii) all filings, recordations and customary lien searches (the results of which shall demonstrate that no Liens exist with respect to any Collateral, other than Permitted Liens) necessary or desirable in connection with the security interests in and Liens on the Collateral shall have been duly made or obtained and all filing and recording fees and taxes in connection therewith shall have been duly paid.

(c) The Administrative Agent shall have received (i) a copy of the organizational documents of each Loan Party, as amended, modified, or supplemented prior to the date hereof, and, to the extent applicable, certified as of the Amendment Effective Date or a recent date (not more than 30 days prior to the date hereof) by the appropriate Governmental Authority (or, in the event that any organizational documents of any Loan Party have not been amended or otherwise modified from such organizational documents delivered to the Administrative Agent on the Closing Date, a certification by the secretary or assistant secretary of the relevant Loan Party to such effect), (ii) resolutions of the governing body of each Loan Party approving and authorizing the execution, delivery, and performance of this Amendment and the other applicable Loan Documents to which it is a party, certified by its secretary or assistant secretary as being in full force, (iii) signature and incumbency certificates of the officers of such Loan Party executing this Amendment and the other documents contemplated hereby, and (iv) for each Loan Party, such Person’s good standing certificate in its state of incorporation (or organization).

(d) The Administrative Agent shall have received an opinion of McDermott Will & Emery LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received a duly executed and delivered copy of the engagement letter, pursuant to which the Company shall have appointed a Person of nationally recognized standing reasonably acceptable to the Administrative Agent to act as its chief transition officer, in form and substance satisfactory to the Required Lenders.

(f) The Administrative Agent and the Lenders shall have received all fees and expenses, if any, required to be paid pursuant to the Amendment Fee Letter and Section 2.09 of the Credit Agreement and the Loan Documents, and all reasonable and documented fees and expenses of Morgan, Lewis & Bockius LLP to the extent required to be paid on the Amendment Effective Date, to the extent that a reasonably detailed invoice is provided to the Borrowers at least one (1) Business Day prior to the Amendment Effective Date.

(g) The Administrative Agent shall have received a certificate, dated as of the date hereof, from the Responsible Officer of the Company substantially in the form delivered to the Administrative Agent on the Closing Date, certifying as to the financial condition, solvency and related matters of the Company and its Subsidiaries, on a Consolidated basis, after giving effect to the Transactions contemplated to occur on the Amendment Effective Date and the other transactions contemplated hereby.

(h) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company (i) certifying that after giving effect to the Transactions contemplated to occur on the Amendment Effective Date (1) the representations and warranties of each Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents shall (A) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Amendment Effective Date, and (B) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Amendment Effective Date, in each case except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date , and (2) no Default or Event of Default shall exist, (ii) certifying that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (iii) either (x) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party, and such material consents, licenses and approvals shall be in full force and effect or (y) stating that no such material consents, licenses or approvals are so required.

(i) Upon the reasonable request of any Lender made at least two (2) Business Days prior to the Amendment Effective Date, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(j) The representations and warranties in Section 5 below shall be true and correct as of the Amendment Effective Date after giving effect to the Transactions contemplated to occur on such date.

4. Post-Closing Obligations.

(a) No later than thirty (30) days after the Amendment Effective Date (or any such later date agreed to in writing by the Administrative Agent in its reasonable discretion), the Loan Parties shall either (i) deliver to the Administrative Agent a Qualifying Control Agreement with respect to each deposit account that is not an Excluded Account or (ii) transfer all cash and Cash Equivalents of the Loan Parties (other than cash and Cash Equivalents held in an Excluded Account) to a deposit account of the Loan Parties maintained with Bank of America with respect to which a Qualifying Control Agreement has been entered.

(b) Within thirty (30) days after the Amendment Effective Date (or any such later date agreed to in writing by the Administrative Agent in its discretion), the Loan Parties shall deliver to the Administrative Agent a cash collateral agreement that is reasonably satisfactory to the Administrative Agent with respect to the Specified Cash Collateral Account.

(c) Within sixty (60) days after the Amendment Effective Date (or any such later date agreed to in writing by the Administrative Agent in its discretion), the Loan Parties shall:

(i) deliver all evidence that the Wells Fargo Financing Agreement (and related filings) has been terminated;

(ii) deliver to the Administrative Agent a termination statement with respect to UCC-1 financing statement (original filing #202006025817121) filed against Gold Coast Appliances, Inc. in favor of U.S. Small Business Administration with the New York Department of State;

(iii) deliver to the Administrative Agent a Qualifying Control Agreement (to the extent such Qualifying Control Agreement has not already been delivered under subsection (a)(i) above) with respect to each deposit account that is not an Excluded Account; and

(iv) deliver to the Administrative Agent estoppel letters, consents and waivers with respect to all locations referred to in Section 6.13(d) of the Credit Agreement.

5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders, as of the Amendment Effective Date, that:

(a) All of the representations and warranties of each Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Amendment Effective Date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Amendment Effective Date, in each case except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date.

(b) The execution, delivery and performance of this Amendment by each Loan Party party hereto has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien (other than any Lien created pursuant to the Collateral Documents and any Permitted Lien) under, or require any payment to be made under (1) any material Contractual Obligation to which such Person is a party or (2) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law.

(c) This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(d) At the time of and immediately after giving effect to this Amendment and the Transactions contemplated to occur on the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

6. Release. Each Loan Party hereby fully and unconditionally releases and forever discharges each of the Administrative Agent, the Lenders and the other Secured Parties and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalfs (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Loan Party has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring on or prior to the Amendment Effective Date, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties regarding or relating to the Transactions or the Loan Documents on or prior to the Amendment Effective Date (collectively, all of the foregoing, the “Claims”), but, in all cases, excluding any Claim that (x) is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Released Party or (y) results from a claim brought by a Borrower or any other Loan Party against a Released Party for a material breach of such Released Party’s obligations under this Amendment, if such Borrower or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim of any Loan Party against the Released Parties which is not released hereby, in each case, regarding or relating to the Transactions or the Loan Documents. Each Loan Party acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims.

7. Reference to and Effect on the Credit Agreement and the Other Loan Documents; Ratification.

(a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment.

(b) The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Credit Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the other Secured Parties, as collateral security for the Secured Obligations, in accordance with their respective terms, and acknowledges that all of such Liens, and all Collateral pledged or otherwise provided as security for the Secured Obligations, continues to be and remain Collateral for such Secured Obligations from and after the Amendment Effective Date and further agrees and acknowledges that all Collateral secures, and has always been intended to secure, all Secured Obligations and agrees that such security shall continue in full force and effect as continuing security for all the present and future Secured Obligations of the Loan Parties.

(c) Each Loan Party expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as set forth herein, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or the Lenders’ right to demand payment of liabilities owing from the Company and the other Loan Parties that may be parties to the Loan Documents from time to time to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents, in each case, in accordance with the terms set forth in the Credit Agreement and the other Loan Documents. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

(d) Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the Amendment Effective Date.

(e) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of or consent to any provision of any of the Loan Documents, except as expressly provided herein.

8. Governing Law. THIS Amendment AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS Amendment AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Counterparts; Integration.

(a) This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and Credit Parties agrees that any Electronic Signature on or associated with this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and that this Amendment will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment.  Notwithstanding anything contained herein to the contrary, Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (ii) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.

(b) This Amendment, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

10. Expenses. The Loan Parties agree to pay the Administrative Agent for its reasonable and documented expenses in connection with this Amendment and the transactions contemplated hereby to the extent required under Section 11.04(a) of the Credit Agreement.

11. Miscellaneous. Sections 11.02 (Notices; Effectiveness; Electronic Communications) (to the extent not set forth in Section 9 above), 11.12 (Severability), 11.14 (Governing Law; Jurisdiction; Etc.) (to the extent not set forth in Section 8 above) and 11.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein, mutatis mutandis. This Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

POLISHED.COM INC.,
as a Borrower

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

APPLIANCES CONNECTION INC.,
as a Borrower

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

[Polished – Signature Page to First Amendment to Credit Agreement]

1 STOP ELECTRONICS CENTER, INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

GOLD COAST APPLIANCES, INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

SUPERIOR DEALS INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

JOE’S APPLIANCES LLC,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

YF LOGISTICS LLC,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

AC GALLERY INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

[Polished – Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Vice President

[Polished – Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kelly Werbecki
Name:	Kelly Werbecki
Title:	Senior Vice President

[Polished – Signature Page to First Amendment to Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Francis Ballard
Name:	Francis Ballard
Title:	SVP

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Elvis Grgurovic
Name:	Elvis Grgurovic
Title:	Managing Director

FIRST HORIZON BANK, as a Lender

By:	/s/ Jeanna McWilliams
Name:	Jeanna McWilliams
Title:	Senior Vice President

BANKUNITED, N.A., as a Lender

By:	/s/ Jackeline Garuz
Name:	Jackeline Garuz
Title:	Sr. Vice President

[Polished – Signature Page to First Amendment to Credit Agreement]

Annex A

Conformed Credit Agreement

[attached]

Annex B

Exhibit C, Exhibit L, Schedule 1.01(b),

Schedule 2.03 and Supplement

to Schedule 5.21(e) to the Credit Agreement

[attached]

Schedule 1.01(b)

Commitments and Applicable Percentages

Lender	Revolving Commitment	Applicable Percentage (Revolving Loans)	Outstanding Amount of Term Loans[1]	Applicable Percentage (Term Loans)
Bank of America, N.A.	$2,767,857.14	27.678571428%	$29,294,642.86	27.678571428%
Manufacturers and Traders Trust Company	$2,250,000.00	22.500000000%	$21,375,000.00	22.500000000%
Webster Bank, National Association	$2,250,000.00	22.500000000%	$21,375,000.00	22.500000000%
First Horizon Bank	$1,366,071.43	13.660714286%	$12,977,678.57	13.660714286%
BankUnited, N.A.	$1,366,071.43	13.660714286%	$12,977,678.57	13.660714286%
Total	$10,000,000	100.000000000%	$95,000,000	100.000000000%

[1]	As of the First Amendment Effective Date.

Schedule 2.03

Letter of Credit Commitments

L/C Issuer	L/C Commitment
Bank of America, N.A.	$2,000,000

Supplement to Schedule 5.21(e)2

1. Wong v. Moore et al., No. 1:23-cv-00559. On January 26, 2023, this derivative stockholder complaint was filed against certain of the Company’s current and former officers and directors, naming the Company as a nominal defendant in the United States District Court for the Eastern District of New York court. The complaint asserts violations of Section 14(a) of the Exchange Act, breaches of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, arising from alleged misstatements and omissions made in certain of the Company’s SEC filings made in connection with the IPO. On or about March 7, 2023, plaintiff filed a stipulation and proposed order to stay proceedings until any motions to dismiss in the related class action (captioned Maschhoff v. Polished.com Inc. et al., No. 1:22-cv-06606) are decided. On March 23, 2023, the stipulation was so-ordered.

2. Gossett v. Moore, et al., No. 1:23-cv-1168. On February 13, 2023, this derivative stockholder complaint was filed against certain of the Company’s current and former officers and directors as well as the Company’s external manager, naming the Company as a nominal defendant in the United States District Court for the Eastern District of New York court. The complaint asserts claims for breach of fiduciary duty against the former officers and directors and aiding and abetting breaches of fiduciary of duty against the external manager, arising from alleged misstatements and omissions made in certain of the Company’s SEC filings made in connection with the IPO. On or about April 24, 2023, plaintiffs filed a joint stipulation and proposed order consolidating the related derivative actions and appointing co-lead counsel. To date, the stipulation has yet to be ordered.

[2]	The expected values of the actions listed above have not yet been determined as of the First Amendment Effective Date.

Annex C

Specified Events of Default

1. An Event of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to deliver the audited financial statements as and when required under Section 6.01(a) of the Existing Credit Agreement for the fiscal year ended December 31, 2022.

2. Events of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to deliver the quarterly financial statements as and when required under Section 6.01(b) of the Existing Credit Agreement for the fiscal quarters ended June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023.

3. Events of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to deliver Compliance Certificates as and when required under Section 6.02(b) of the Existing Credit Agreement with respect to the fiscal year ended December 31, 2022 and the fiscal quarters ended June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023.

4. Events of Default arising under Section 8.01(c) of the Existing Credit Agreement as a result of the Loan Parties’ failure to comply with Section 6.04 of the Existing Credit Agreement with respect to certain outstanding sales tax liabilities to the extent communicated to the Administrative Agent in writing, in each case, prior to the Amendment Effective Date.

5. An Event of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to comply with Section 7.01(u) of the Existing Credit Agreement.

6. Events of Default arising under Section 8.01(c) of the Existing Credit Agreement as a result of the Loan Parties’ failure to comply with the requirements set forth in Section 6.13(d) and Section 6.13(e) of the Existing Credit Agreement.

7. Events of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to deliver any required notices pursuant to Section 6.03(a) of the Existing Credit Agreement with respect to the other Events of Default described in the other paragraphs of this Annex C.

8. Events of Default arising under Section 8.01(d) of the Existing Credit Agreement as a result of any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Loan Parties as to the non-existence of the other Events of Default described in the other paragraphs of this Annex C.